Exhibit 10.12


                       ASSET AND STOCK PURCHASE AGREEMENT
                                      among
                                NUWAY MEDICAL INC
                                       and
                             SUMMITT OIL AND GAS INC

                                December 15, 2002

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         This ASSET AND STOCK  PURCHASE  AGREEMENT,  is made as of December  15,
2002 (this "AGREEMENT"), among Summitt Oil and Gas Inc, a Nevada corporation, ("Summitt"), (the "PURCHASER"), and NuWay Medical Inc, a Delaware Corporation ("SELLER").

         WHEREAS, the respective Boards of Directors of Seller and Purchaser of each of the corporations have approved the terms of this Agreement and of the transactions contemplated hereby; and

         WHEREAS, this Agreement provides for the sale by Seller of certain tangible and intangible assets to Purchaser;

         WHEREAS,   the   Seller   and   Purchaser   desire   to  make   certain
representations, warranties and agreements in connection with the transactions provided for herein; and

         WHEREAS, the Closing of the transactions contemplated by this Agreement will take place with an effective date of October 1, 2002. This date is used to determine the change of control over the assets, operations, and use of the assets. All income, expenses will transfer effective the effective date of October 1, 2002, in which Seller will allocate all operational aspects of the company. The signing of this agreement is effective that date so signed by both parties.

         NOW,   THEREFORE,   in   consideration   of  the   premises   and   the
representations, warranties and agreements herein contained, the parties hereto agree as follows:




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                             ARTICLE 1 - DEFINITIONS

DEFINITIONS. As used herein, the following terms shall have the following meanings:

          "ACQUIRED ASSETS" has the meaning specified in Section 2.01 hereof.

          "AGREEMENT" has the meaning specified in the introductory paragraph above.

         "ANCILLARY DOCUMENTS" as to any Person means all agreements, releases, certificates and other documents contemplated by this Agreement to be entered into or executed by such Person; and where a reference to a Person is made in conjunction with a reference to "ANCILLARY DOCUMENTS," the term shall refer only to such documents which such Person has entered into or executed.

          "CLOSING" has the meaning specified in Section 3.01 hereof.

         "CLOSING DATE" has the meaning specified in Section 3.01 hereof.

          "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMON STOCK" means the common stock, par value $0.0001 per share, of Purchaser.



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         "DAMAGES" has the meaning specified in Section 6.02(a) hereof.

          "ENCUMBRANCE" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, conditional sale agreement, financing statement or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest in respect of such asset.

          "GOVERNMENTAL  ENTITY"  has the  meaning  specified  in  Section  4.02 hereof.

         "INFORMATION STATEMENT" has the meaning specified in the introductory paragraph above.

         "INTELLECTUAL PROPERTY" means all of the service marks, copyrights, franchises, software (including source codes), patents, patent applications, licenses, trademarks, trade names, know-how, slogans, logotypes and other similar intangible assets maintained, owned, used, held for use or otherwise held in connection with the Acquired Assets (including any and all applications, registrations, extensions and renewals relating thereto), and all of the rights, benefits, licenses, contracts, agreements and privileges associated therewith.

          "KNOWLEDGE" means, with respect to any Person, (i) actual knowledge of such Person (including the actual knowledge of the officers, directors and key employees of such Person) and (ii) actual knowledge that could have been acquired by such Person after making such due inquiry and exercising such due diligence as a prudent businessperson would have made or exercised in the management of his or her business affairs in light of the circumstances.

         "LAWS" means all applicable common law and any statute, law, code, ordinance, regulation, rule, resolution, order, determination, writ, injunction, award (including, without limitation, any award of any arbitrator), judgments and decrees applicable to the specified persons or entities and to the businesses and assets thereof.

         "LIABILITIES" means all debts, claims, agreements, liabilities and obligations (contingent or otherwise), including, without limitation, all salaries, severance payments, accounts payable, obligations incurred under license agreements, client contracts, supply contracts, leases and employment agreements, litigation claims or demands and any other obligations whether or not incurred in the ordinary course of business.

          "PERSON" means a natural person, corporation, partnership or other business entity, or any Governmental Entity.

         "PURCHASE PRICE" has the meaning specified in Section 3.02 hereof.

         "PURCHASER" has the meaning specified in the introductory paragraph above.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SELLERS" has the meaning specified in the introductory paragraph above.

          "TAX" and "TAXES" shall mean all federal, state, local and foreign property, sales and use, payroll, withholding, franchise and income taxes and all assessments, rates, levies, fees and other governmental charges, including any interest and penalties in respect of such amounts.


            ARTICLE 2 - PURCHASE AND SALE; ASSUMPTION OF LIABILITIES

         2.01 PURCHASE AND SALE OF ASSETS. Subject to the terms and conditions of this Agreement and in reliance upon Seller's representations and warranties contained herein, at the Closing Seller will sell, convey, assign, transfer and deliver, and Purchaser will acquire the following assets: all issued and outstanding stock of the Nevada Corporation (the "Subject Company) named NuWay Resources Inc. hereinafter referred to collectively as the "ACQUIRED ASSETS."

         2.02. ASSUMPTION OF LIABILITIES. Purchaser shall assume those liabilities which are currently owed by the Subject Company; this assumption shall only be a corporate assumption, there shall be no personal or corporate liability to assume any obligations others than what currently exists with the Subject Company and the assets. It is agreed that Buyer will only assume liabilities up to a maximum of $10,000 dollars U.S. That any obligations which exceed this will be a credit and offset against the purchase price, as outlined in 3.02 herein.


                   ARTICLE 3 - THE CLOSING; ACQUISITION PRICE

3.01. THE CLOSING. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place at the offices of Purchaser on the date Purchaser's Information Statement is declared effective by the SEC (the "CLOSING DATE").

3.02. THE PURCHASE PRICE. At the Closing, Purchaser shall pay to Sellers the sum of One Hundred Thousand Dollars ($100,000), for the Acquired Assets (the "PURCHASE PRICE"). Minus any offsets or credits outlined in 2.02. That is a list of those credits shall be provided to Seller within 10 days after close of the transaction, and any funds due minus these offsets shall be due to Seller. Seller is aware that the offsets may exceed the purchase price in which case no funds will be due Seller.

3.03. ADJUSTMENTS. From the purchase price it is agreed that Seller will credit from the purchase price any and all outstanding liabilities which are associated with the company, this is to include any payments due to third parties, taxes, liens, and outstanding obligations. That this adjustment does include all offsets and credits associated with the sale or transfer of this asset which is listed upon in section 2.02.

                   ARTICLE 4 - REPRESENTATIONS AND WARRANTIES
                                   OF SELLERS

         Seller hereby represents and warrants to Purchaser as follows:



           4.01 ORGANIZATION, GOOD STANDING AND FOREIGN QUALIFICATION. Seller is a corporation duly incorporated and validly existing and in good standing under the laws of the State of Delaware. Seller is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on Seller.

         4.02 AUTHORITY RELATIVE TO AGREEMENTS. Seller has the requisite corporate power and authority to enter into this Agreement and all Ancillary Documents, and to carry out their obligations hereunder and thereunder. The execution and delivery of this Agreement and each Ancillary Document, and the consummation of the transactions provided for herein and therein, have been duly authorized by the unanimous consent of the Boards of Directors of Seller and do not violate any provision of the Certificate of Incorporation or Bylaws of Seller. The execution by Seller of this Agreement and each Ancillary Document, and the consummation of the transactions provided for hereby and thereby, will not conflict with or effect a breach, violation, default, or cause an event of default, under any mortgage, lease, or other material agreement or instrument, or any statute, regulation, order, judgment or decree to which Seller are a party or by which they are bound, or any law or governmental regulation applicable to Seller, or require the consent of any Person (other than the parties to this Agreement). Without limiting the generality of the foregoing, no notices, reports or other filings are required to be made by Seller with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Seller from, any government or governmental, regulatory or administrative authority or agency, domestic or foreign (each, a "GOVERNMENTAL ENTITY"), in connection with the execution and delivery of this Agreement by Sellers and the consummation by Seller of the transactions contemplated by this Agreement and the Ancillary Documents. This Agreement and the Ancillary Documents constitute legal, valid and binding obligations of Seller, enforceable in accordance with their terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting rights of creditors generally and general principles of equity, whether applied at law or in equity.

         4.03 TAX MATTERS. Seller have duly and timely filed all Tax returns and reports required to be filed by Seller prior to the Closing Date, except to the extent that any failure or alleged failure to file any Tax return or report would not have a material adverse effect on Seller or the Acquired Assets. All of Seller's Tax returns and reports are true and complete in all material respects. Seller has paid all Taxes shown to be due on the aforesaid Tax returns and reports. Purchaser shall not become liable for any of Seller's liabilities for Taxes as a result of the transactions contemplated hereby, and no unpaid Taxes of Seller create any Encumbrance on the Acquired Assets.

         4.04. LITIGATION. There is no prosecution, suit, action, arbitration proceeding or governmental proceeding pending, or to the best Knowledge of Seller, threatened, against or affecting the transactions contemplated by this Agreement. There is not outstanding against Seller any decision, judgment, decree, injunction, rule or order of any court, arbitrator or Governmental Entity.

         4.05. BROKERS. There are no brokers involved in this sale and purchase, and neither Purchaser nor Seller shall have any obligation or liability to pay any fee or other compensation to any Person engaged by the other party in connection with this Agreement and the transactions contemplated hereby.

         4.06. TRUE COPIES. All copies of documents delivered or made available to Purchaser in connection with this Agreement are true and correct copies of the originals thereof.

         4.07. COMPLIANCE WITH LAW. Seller is in material compliance with all federal, state and local laws, regulations and ordinances applicable to its business and operations.

         4.08. INTELLECTUAL PROPERTY. Seller does not have any Knowledge and Seller has not received any notice to the effect that (i) the use of the Acquired Assets or the Intellectual Property may infringe on any intellectual property right or other legally protectable right of another, or (ii) any Person is using any patents, copyrights, trademarks, service marks, trade names, trade secrets or similar property that are confusingly similar with the Acquired Assets or Intellectual Property. Seller has not granted any license or other right to any other Person with respect to the Acquired Assets or Intellectual Property. To the best of Seller's Knowledge, the consummation of the transactions contemplated by this Agreement will not result in the termination or impairment of any of the Acquired Assets or Intellectual Property. Seller is not aware of any reason that would prevent any pending trademark, service mark, copyright, patent or other intellectual property applications required for the use of the Acquired Assets or Intellectual Property from having registration granted.

         4.09. THIS SECTION INTENTIONALLY LEFT BLANK.

         4.10. DISCLOSURE. No representation or warranty by Seller in, and no document, statement, certificate, schedule or exhibit to be furnished or delivered to Purchaser pursuant to, this Agreement contains or will contain any material untrue or misleading statement of fact or omits or will omit any fact necessary to make the statements contained herein or therein not materially misleading.

         4.11. INVESTMENT INTENT. This Agreement is made with Seller in reliance upon each Seller's representations to Purchaser, evidenced by each Seller's execution of this Agreement, that Seller are acquiring the Common Stock for investment for Seller's own accounts, not as nominee or agent, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

     4.12. COMMON STOCK NOT REGISTERED. Seller understands and acknowledges that the offering of Common Stock pursuant to this Agreement will not be registered under the Securities Act on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that Purchaser's reliance upon such exemption is predicated upon Seller's representations set forth in this Agreement. Sellers understand and acknowledge that the Common Stock must be held indefinitely unless the Common Stock is subsequently registered under the Securities Act or an exemption from such registration is available.

     4.13. OWNERSHIP OF ASSETS. Seller owns one hundred percent (100%) the issued and outstanding stock of the Subject Companies, free of any lein, right, title or interest of any third party.



             ARTICLE 5 - REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represents and warrants to Sellers as follows:

         5.01. ORGANIZATION AND GOOD STANDING. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly qualified and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified would have a material adverse effect on Purchaser.

         5.02.  CAPITALIZATION.   The  authorized  capital  stock  of  Purchaser
consists of 1,000 shares of common stock, par value $0.00001 per share, of which 500 are issued and outstanding, and no authorized shares of preferred stock.

         5.03. AUTHORITY RELATIVE TO THIS AGREEMENT. Purchaser has the requisite corporate power and authority to enter into this Agreement and all Ancillary Documents, and to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each Ancillary Document, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by the Board of Directors of Purchaser, or an authorized Committee thereof, and do not violate any provision of the Certificate of Incorporation or Bylaws of Purchaser, and no other corporate proceedings on the part of Purchaser are necessary to authorize this Agreement and the Ancillary Documents and the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each Ancillary Document and the consummation of the transactions provided for hereby and thereby will not conflict with or effect a breach, violation or default, or cause an event of default, under any mortgage, lease, or other material agreement or instrument, or any statute, regulation, order, judgment or decree to which it is a party or by which it is bound, or any law or governmental regulation applicable to Purchaser, or require the consent of any Person (other than the parties to this Agreement). This Agreement and the Ancillary Documents constitute the legal, valid and binding obligations of Purchaser, enforceable in accordance with their terms, except as enforcement thereof may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium, or similar laws affecting rights of creditors generally and general principles of equity, whether applied at law or in equity.

         5.04. NO BROKER. Sellers shall not have any obligation or liability to pay any fee or other compensation to any Person engaged by Purchaser in connection with this Agreement and the transactions contemplated hereby.


         5.05. LITIGATION. There are no civil, criminal or administrative actions, suits, claims, hearings, investigations, arbitrations, or proceedings pending or threatened against Purchaser preventing, or which, if determined adversely to Purchaser would prevent Purchaser from consummating the transactions contemplated by this Agreement and the Ancillary Documents.

         5.06. KNOWLEDGE AND EXPERIENCE. Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Sellers' prospective investment in the Common Stock; (ii) has the ability to bear the economic risk of Purchaser prospective investment;
(iii) has been furnished with and has had access to such information as Purchaser have considered necessary to verify the accuracy of the information supplied; (iv) has had all questions which have been asked by Purchaser satisfactorily answered by Seller; and (v) has not been offered the Common Stock by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

         5.07. NOT ORGANIZED TO PURCHASE. Purchaser have not been organized for the purpose of purchasing the Common Stock. Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

             ARTICLE 6 - SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
                                 INDEMNIFICATION


         6.01. SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF THE PARTIES. Except as provided in the next sentence, all representations and warranties made by any party hereto contained in this Agreement or in any Ancillary Document, and the indemnification obligations of each party hereto with respect to representations and warranties, shall survive for a period ending two years following the Closing Date. Notwithstanding the foregoing, the representations and warranties relating to Section 4.03 hereof, and the indemnity obligations with respect to such representations and warranties, shall remain operative and in full force and effect until the expiration of the applicable statute of limitations.

         6.02. INDEMNIFICATION BY SELLER. Seller hereby agree, jointly and severally, to indemnify and hold Purchaser harmless from and against any and all damages, losses, Liabilities, deficiencies, costs and/or expenses (including all reasonable legal fees, expenses and other out-of-pocket costs) (collectively, "DAMAGES") resulting from, arising out of or in connection with or related to
(1) the Acquired Assets, (2) any misrepresentation or breach of warranty on the part of Seller or (3) non-fulfillment by Seller of any covenant or agreement under this Agreement or any Ancillary Document; in each instance whether or not any such Damages are in connection with any action, suit, proceeding, demand or judgment of a third party (including Governmental Entities).

         6.03. INDEMNIFICATION BY PURCHASER. Purchaser hereby agrees to indemnify and hold Seller harmless from and against any and all Damages resulting from, arising out of or in connection with or related to (1) any misrepresentation or breach of warranty on the part of Purchaser or (2) non-fulfillment by Purchaser of any covenant or agreement under this Agreement or any Ancillary Document.

                      ARTICLE 7 - CONDITIONS TO THE CLOSING

         7.01. CONDITION TO OBLIGATIONS OF PURCHASER. The obligations of Purchaser to close the transactions contemplated hereby are subject to the satisfaction of the following condition: The representations and warranties made by Seller in Section 4 hereof shall be true and correct when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Acquired Assets shall not have been adversely affected in any material way prior to the Closing Date.

         7.02. CONDITION TO OBLIGATIONS OF SELLERS. The obligations of Sellers to close the transactions contemplated hereby are subject to the satisfaction of the following condition: The representations and warranties made by Purchaser in
Section 5 hereof shall be true and correct when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

                             ARTICLE 8 - THE CLOSING

         At the Closing, the parties shall deliver the following documents and instruments and take the following actions:

         8.01. CLOSING PAYMENT. Purchaser shall deliver irrevocable instructions to cause to be delivered to Seller the Purchase Price as set forth in Section
3.02 hereof. It is understood that whatever funds are due to Seller after offsets and credits will be delivered to Seller within 10 days after the closing or as soon thereafter as commercially practicable. In the event that the offsets are greater than the purchase price no funds will be due to Seller

         8.02. TRANSFER OF TITLE. Seller will deliver such duly executed bills of sale as shall be appropriate to convey, transfer and assign to and to vest in Purchaser the rights, title and interest in and to the Acquired Assets, in the form set forth in Annex A hereto.





                        ARTICLE 9 - ADDITIONAL AGREEMENTS

         9.01. AGREEMENTS AS TO TAX MATTERS. The parties to this Agreement will cooperate fully with each other, in connection with the preparation, signing and filing of tax returns and in any administrative, judicial or other proceeding involving taxes relating to the Acquired Assets.

         9.02. POST-CLOSING DOCUMENTS. The parties hereto will cooperate with one another after Closing and, without any further consideration, will execute and deliver such other documents as shall be reasonably required after the Closing to transfer title to the Acquired Assets to Purchaser and to take any other action necessary to carry out the intent and purposes of this Agreement.

         9.03. NOTICE. Each party shall notify the others of any claim, demand, action, suit or proceeding relating to or arising in connection with, the Acquired Assets as soon as practicable after learning of such claim, demand, action, suit, or proceeding

                         ARTICLE 10 - GENERAL PROVISIONS

         10.01. EXPENSES. Each party shall pay its own expenses (including legal and accounting costs and expenses) in connection with the negotiation, preparation and consummation of this Agreement and the Ancillary Documents, and the transactions contemplated hereby and thereby.

         10.02. GOVERNING LAW; WAIVER OF JURY TRIAL. All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether in the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. In furtherance of the foregoing, the internal law of the State of California will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

                  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

         10.03. SUBMISSION TO JURISDICTION. Any legal action or proceeding with respect to this Agreement or the other Ancillary Documents may be brought in the courts of the State of California and the United States of America located in the City of Los Angeles, California and, by execution and delivery of this Agreement, the Purchaser hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Seller hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. Each Seller hereby irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address as set forth herein.
         10.04. HEADINGS. Article and Section headings used in this Agreement are for convenience only and shall not affect the meaning or construction of this Agreement.

         10.05. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by certified mail (return receipt requested) to the parties at the following address (or at such other address for a party as shall be specified by like notice), or if sent by telecopy to the parties at the following telecopy numbers;

                  if to Purchaser:
                  Summitt Oil and Gas Inc
                  9595 Wilshire Blvd
                  suite 510
                  Beverly Hills Ca 90210

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                  if to Seller:

                  NuWay Medical, Inc.
                  23461 Southpointe Dr. suite 200
                  Laguna Hills, CA. 92653
                  Attention: Dennis Calvert

         10.06. PARTIES IN INTEREST. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors of Sellers and Purchaser.

         10.07. FINAL AGREEMENT; ENTIRE AGREEMENT. This Agreement, including any agreements set forth as an annex to any this Agreement, is the final agreement between the parties and constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, both written and oral, whether signed or unsigned, with respect to the subject matter hereof.

         10.08. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

         10.09. AMENDMENT. This Agreement may be amended only by an instrument in writing signed by or on behalf of each of the parties hereto.

         10.10. PREPARATION OF Agreement. Purchaser prepared this Agreement and the Ancillary Agreements solely on its behalf. Each party to this Agreement acknowledges that: (i) the party had the advice of, or sufficient opportunity to obtain the advice of, legal counsel separate and independent of legal counsel for any other party hereto; (ii) the terms of the transactions contemplated by this Agreement are fair and reasonable to such party; and (iii) such party has voluntarily entered into the transactions contemplated by this Agreement without duress or coercion. Each party further acknowledges that such party was not represented by the legal counsel of any other party hereto in connection with the transactions contemplated by this Agreement, nor was he or it under any belief or understanding that such legal counsel was representing his or its interests. Each party agrees that no conflict, omission or ambiguity in this Agreement, or the interpretation thereof, shall be presumed, implied or otherwise construed against any other party to this Agreement on the basis that such party was responsible for drafting this Agreement.


                     [REST OF PAGE INTENTIONALLY LEFT BLANK]


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                                 SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties have duly executed this Asset Purchase Agreement as of the date first written above.

                                                SUMMITT OIL AND GAS, INC

                                                     /s/
                                                By:___________________________
                                                Name:
                                                Title: President

                                                NUWAY MEDICAL, INC.

                                                     /s/ Dennis Calvert
                                                By:___________________________
                                                Name:  Dennis Calvert
                                                Title:  President


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                                     ANNEX A

                              Form of Bill of Sale


                        GENERAL CONVEYANCE, BILL OF SALE
                                 AND ASSIGNMENT


                  THIS GENERAL CONVEYANCE, BILL OF SALE AND ASSIGNMENT, dated as of _____________, 2002 from NUWAY MEDICAL INC, A DELAWARE CORPORATION, (the "Seller"), with respect to the sale of certain of its assets, to SUMMITT OIL AND GAS, INC., a Nevada corporation (together with its successors and assigns, the "Purchaser"), is delivered pursuant to that certain Asset Purchase Agreement, dated December 15, 2002 (the "Asset Purchase Agreement"), by and among NuWay Medical Inc and the Purchaser. Defined terms used herein without definition have the meanings assigned to such terms in the Asset Purchase Agreement.

                  KNOW ALL PERSONS BY THESE PRESENTS that, pursuant to the terms and conditions of the Asset Purchase Agreement and for the consideration set forth therein, the receipt and sufficiency of which are hereby acknowledged by the Seller, the Seller hereby sells, conveys, transfers, assigns, and delivers to Purchaser forever all of the Seller's rights, title and interest in and to the Acquired Assets in accordance with Section 2.01 of the Asset Purchase Agreement.

                  TO HAVE AND TO HOLD the same unto Purchaser. Seller hereby constitutes and appoints Purchaser the true and lawful attorney or attorneys of such Seller, with full power of substitution, in the name of Purchaser or in the name of such Seller, but by and on behalf of and for the sole benefit of Purchaser, to demand and receive from time to time any and all of the Acquired Assets and from time to time to institute and prosecute, in the name of the Sellers or otherwise on behalf of the Sellers, any and all proceedings at law, in equity or otherwise which Purchaser may deem necessary or desirable in order to receive, collect, assert or enforce any right, title, benefit or interest of any kind in or to the Acquired Assets and to defend and compromise any and all actions, suits or proceedings in respect thereof and to do all such acts and things and execute any instruments in relation thereto as Purchaser shall deem advisable. Without limitation of any of the foregoing, the Seller hereby authorizes any authorized representative of Purchaser to endorse or assign any instrument, contract or chattel paper relating to the Acquired Assets. The Seller agrees that the foregoing appointment made and the powers hereby granted are coupled with an interest and shall be irrevocable by the Seller.

                  All of the terms and provisions of this General Conveyance, Bill of Sale and Assignment will be binding upon the Seller and their successors and assigns and will inure to the benefit of Purchaser; provided, that nothing in this General Conveyance, Bill of Sale and Assignment, express or implied, is intended or shall be construed to confer upon or give to any Person, firm, partnership, corporation or other entity other than Purchaser any rights or remedies under or by reason of this General Conveyance, Bill of Sale and Assignment.

                  IN WITNESS WHEREOF, each Seller has caused this instrument to be signed in its name by its representative thereunto duly authorized on the date first above written.



                                                  Nuway Medical, Inc.



                                                  By: _________________________
                                                      Name:   Dennis Calvert
                                                      Title:    President







ACCEPTED AND AGREED:

Summitt Oil and Gas Inc.



By: _________________________
Name:
Title:   President








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